UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2020

THE COOPER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6101 Bollinger Canyon Road, Suite 500, San Ramon, California 94583

(Address of principal executive offices)

(925) 460-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.10 par value	COO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 6, 2020, The Cooper Companies, Inc. (the “Company”) announced that Robert D. Auerbach, M.D., President of CooperSurgical, Inc. (“CooperSurgical”), is retiring. On July 1, 2020, the Company entered into a Transition and Retirement Agreement (the “Agreement”), effective July 8, 2020, with Dr. Auerbach, which provides for his resignation as President of CooperSurgical, effective July 13, 2020. Dr. Auerbach will remain at the Company as Special Advisor to the Chief Executive Officer until his retirement on February 1, 2021, to ensure a smooth transition and to assist with special projects. The Agreement provides that Dr. Auerbach will continue to receive his current salary through February 1, 2021 and will remain eligible for his performance bonus for fiscal 2020 under the Company’s Incentive Payment Plan. The Agreement also provides that Dr. Auerbach will receive reimbursement of monthly COBRA health insurance premiums during the twenty-four month period following his retirement in exchange for certain non-competition obligations over that period.

The above summary of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ending July 31, 2020.

The Company also announced that Holly R. Sheffield has been appointed President of CooperSurgical to succeed Dr. Auerbach, effective July 13, 2020. Prior to this new role, Ms. Sheffield served as Executive Vice President and Chief Strategy Officer of the Company since June 2018.

A copy of the Company’s press release is filed with this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 6, 2020.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COOPER COMPANIES, INC.

By:	/s/ Mark J. Drury
Mark J. Drury
Vice President, General Counsel & Secretary

Dated: July 6, 2020